FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD: JAN-00           PAYMENT DATE: 2/15/00
AS OF THE RECORD DATE:
Series C Invested Amount                          $   135,000,000
Series C Pool Factor                                1.00000000000
Series D (Class A and B) Invested Amount          $   109,260,000
Series D (Class A and B) Pool Factor                1.00000000000
Subordinated Series 1995-1 Invested Amount        $    30,000,000
Subordinated Series 1995-1 Pool Factor              1.00000000000
Variable Funding Certificate (VFC)
  Invested Amount                                 $    32,000,000
FOR THE SETTLEMENT PERIOD:                                           Per $1,000
                                                                     ----------
Gross Collections for the Settlement Period       $   261,404,413      $ 53.54
Defaulted Amount for the Settlement Period                     --           --
Recoveries for the Settlement Period                        6,000         0.02
CERTIFICATE/FEE DISTRIBUTION ON: 2/15/00
  Interest on the Series C Certificates           $    642,731.25      $  2.10
  Interest on the Series D - Class A
    Certificates                                       467,541.67         1.53
  Interest on the Subordinated Series 1995-1
    Certificates                                       157,062.50         0.51
  Interest on the Series D - Class B
    Certificates                                        47,039.51         0.15
  Principal of the Series C Certificates                       --           --
  Principal of the Series D - Class A
    Certificates                                               --           --
  Principal on the Subordinated Series 1995-1
    Certificates                                               --           --
  Principal of the Series D - Class B
    Certificates                                               --           --
  Servicing Fee                                        653,203.34         2.13
                                                  ---------------      -------
             Total of distributions               $  1,967,578.27      $  6.42
                                                  ===============      =======
VFC ACTIVITY FOR THE JANUARY 2000
  SETTLEMENT PERIOD:
  Beginning principal of the Variable
    Funding Certificate                           $ 48,000,000.00
  Principal from the Variable Funding
    Certificateholder                                6,000,000.00
  Principal to the Variable Funding
    Certificateholder                              (22,000,000.00)
                                                  ---------------
  Ending principal of the Variable
   Funding Certificate                            $ 32,000,000.00
                                                  ===============
  Interest for the Settlement Period
   for the VFC                                    $    203,102.49   $  0.66
  Liquidity Fees for the Settlement
   Period for the VFC                                   18,217.10      0.06
                                                  ---------------    ------
  Total VFC Interest and Liquidity Fees
   for the Settlement Period                      $    221,319.59   $  0.72
                                                  ===============    ======
AS OF THE END OF THE JANUARY 2000
  SETTLEMENT PERIOD:
Subordinated Amounts:
  Series C Certificates                           $    31,666,667
  Series D - Class A Certificates                 $    23,456,790
  Variable Funding Certificate (VFC)              $     7,506,173
Aggregate Subordinated Transferor Amount          $    39,796,497
Cash Collateral Account balance                   $          --
Collection Account balance                        $     2,525,000
Excess Funding Account balance                    $     1,300,000

----------
- Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series 1995-1) as of the Record Date.
-    Interest is for the Interest Accrual Period ending February 15th.
-    The  Series C  Certificate  Rate was  6.12125%  for this  Interest  Accrual
     Period.
- The Series D - Class A Certificate Rate was 6.01125% for this Interest Accrual Period.
- The Subordinated Series 1995-1 Certificate Rate was 6.73125% for this Interest Accrual Period.
- The Series D - Class B Certificate Rate was 6.53125% for this Interest Accrual Period.